UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)         March 30, 2006
                                                   -----------------------------

                           The Stride Rite Corporation
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                   (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                       (State or Other Jurisdiction of Incorporation)

                 1-4404                               04-1399290
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        (Commission File Number)           (IRS Employer Identification No.)

            191 Spring Street
               PO Box 9191
        Lexington, Massachusetts                                  02420
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (617) 824-6000
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                    (Registrant's Telephone Number, Including Area Code)

                                       N/A
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               (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

     On March 30, 2006, The Stride Rite Corporation issued a press release reporting its earnings for the quarter ended March 3, 2006. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and hereby incorporated by reference.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM 9.01   Financial Statements and Exhibits

(c) Exhibits.

   Exhibit No.          Description

   99.1                 Press Release issued by The Stride Rite Corporation on
                        March 30, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE STRIDE RITE CORPORATION


Date:  March 30, 2006                    By:   /s/ Frank A. Caruso
                                            ----------------------------
                                         Name:   Frank A. Caruso
                                         Title:  Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.          Description

   99.1                 Press Release issued by The Stride Rite Corporation on
                        March 30, 2006